Exhibit 99.2

NeuBase Announces Closing of $5 Million Concurrent Registered Direct Offering and Private Placement Priced At-the-Market Under Nasdaq Rules

PITTSBURGH, June 30, 2023 -- NeuBase Therapeutics, Inc. (Nasdaq: NBSE) (“NeuBase” or the “Company”), a biotechnology company developing Stealth Editors™ to perform in vivo gene editing without triggering the immune system, today announced the closing of its previously announced registered direct offering for the issuance and sale of an aggregate of 578,697 of its shares of common stock (or common stock equivalents) at a purchase price of $2.57 per share (or common stock equivalent) and associated unregistered warrants and concurrent private placement of an aggregate of 1,366,829 of its shares of common stock (or common stock equivalents), at the same purchase price of $2.57 per share (or common stock equivalent) and associated unregistered warrants. In addition, the Company issued in the offerings unregistered Series A warrants to purchase up to an aggregate of 1,945,526 shares of common stock and unregistered short-term Series B warrants to purchase up to an aggregate of 1,945,526 shares of common stock. The registered direct offering and the private placement were priced at-the-market under Nasdaq rules.

H.C. Wainwright & Co. acted as the exclusive placement agent for the offerings.

Each series of unregistered warrants have an exercise price $2.32 per share and are exercisable immediately upon issuance. The Series A warrants have a term of five and one-half years from the date of issuance and the short-term Series B warrants have a term of eighteen months from the date of issuance.

The gross proceeds to the Company from the concurrent offerings are approximately $5 million, before deducting the placement agent’s fees and other offering expenses payable by NeuBase. NeuBase currently intends to use the net proceeds from the offerings for working capital and general corporate purposes.

The securities offered in the registered direct offering (but excluding the securities offered in the private placement and the shares of common stock underlying the unregistered warrants issued in the registered direct offering) were offered and sold by the Company pursuant to a “shelf” registration statement on Form S-3 (Registration No. 333-254980), including a base prospectus, previously filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2021 and declared effective by the SEC on April 14, 2021. The offering of the securities issued in the registered direct offering was made only by means of a prospectus supplement that forms a part of the registration statement. A final prospectus supplement and an accompanying base prospectus relating to the registered direct offering have been filed with the SEC and are available on the SEC’s website located at http://www.sec.gov. Electronic copies of the final prospectus supplement and accompanying base prospectus may also be obtained by contacting H.C. Wainwright & Co., LLC at 430 Park Avenue, 3rd Floor, New York, NY 10022, by phone at (212) 856-5711 or e-mail at placements@hcwco.com.

The offer and sale of the securities in the private placement and the unregistered warrants described above were made in transactions not involving a public offering and have not been registered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506(b) of Regulation D promulgated thereunder and, along with the shares of common stock underlying the unregistered warrants, have not been registered under the Securities Act or applicable state securities laws. Accordingly, the securities in the private placement, the unregistered warrants and underlying shares of common stock may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About NeuBase Therapeutics

NeuBase is a preclinical stage biopharmaceutical company leveraging its peptide nucleic acid technology to accelerate the genome editing revolution. NeuBase’s Stealth Editing™ technology is a new type of gene editing designed to avoid being identified by the immune system and provide pronounced effects that are safe, delivered with non-viral technologies, and broadly applicable across different mutation types and industries. This in vivo gene editing system seeks to address disease at the base level by recruiting the body’s own editing machinery to correct mutations that cause disease. The Company projects that its technology can potentially address up to ~90% of all known human mutations, including insertions, deletions, transitions, and transversions with a simple non-immunogenic solution. To learn more, visit www.neubasetherapeutics.com.

Use of Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements are distinguished by the use of words such as “will,” “would,” “anticipate,” “expect,” “believe,” “designed,” “plan,” “project,” or “intend,” the negative of these terms, and similar references to future periods. These forward-looking statements include, among others, the Company’s expectations regarding the anticipated use of proceeds from the offerings, as well as those related to the potential and prospects of the Company’s proprietary PATrOL™ platform or Stealth Editing™ technology and the Company’s statements regarding potential collaborations. These views involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements. Our forward-looking statements contained herein speak only as of the date of this press release. Factors or events that we cannot predict, including those risk factors contained in our filings with the SEC, may cause our actual results to differ from those expressed in forward-looking statements. The Company may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements, and you should not place undue reliance on these forward-looking statements. Because such statements deal with future events and are based on the Company’s current expectations, they are subject to various risks and uncertainties, and actual results, performance or achievements of the Company could differ materially from those described in or implied by the statements in this press release, including: risks and uncertainties associated with market conditions, the Company’s plans to research, develop and commercialize any product candidates; the timing of initiation of any clinical trials; the risk that prior data will not be replicated in future studies; the timing of any investigational new drug application or new drug application; the clinical utility, potential benefits and market acceptance of any product candidates; the Company’s commercialization, marketing and manufacturing capabilities and strategy; global health conditions, including the impact of COVID-19; the Company’s ability to protect its intellectual property position; and the requirement for additional capital to continue to advance these product candidates, which may not be available on favorable terms or at all, as well as those risk factors contained in our filings with the SEC. Except as otherwise required by law, the Company disclaims any intention or obligation to update or revise any forward-looking statements, which speak only as of the date hereof, whether as a result of new information, future events or circumstances or otherwise.

NeuBase Investor Contact:

Dan Ferry

Managing Director

LifeSci Advisors, LLC

daniel@lifesciadvisors.com

OP: (617) 430-7576

NeuBase Media Contact:

media@neubasetherapeutics.com